EXHIBIT 4.1

MPT OPERATING PARTNERSHIP, L.P.

and

MPT FINANCE CORPORATION,

as Issuers,

MEDICAL PROPERTIES TRUST, INC.,

as Parent and a Guarantor,

the other GUARANTORS named herein,

as Guarantors,

and

WILMINGTON TRUST, NATIONAL ASSOCIATION,

as Trustee

EIGHTH SUPPLEMENTAL INDENTURE

Dated as of August 20, 2013

To

INDENTURE

Dated as of February 17, 2012

6.375% SENIOR NOTES DUE 2022

EIGHTH SUPPLEMENTAL INDENTURE

EIGHTH SUPPLEMENTAL INDENTURE (this “Eighth Supplemental Indenture”), dated as of August 20, 2013, by and among MPT Operating Partnership, L.P., a Delaware limited partnership (“Opco”), MPT Finance Corporation, a Delaware corporation (“Finco” and, together with Opco, the “Issuers”), Medical Properties Trust, Inc., a Maryland corporation (the “Parent”), as a Guarantor, each of the other Guarantors (as defined in the Indenture), as Subsidiary Guarantors, and Wilmington Trust, National Association, existing under the laws of the United States of America, as Trustee (the “Trustee”).

W I T N E S S E T H

WHEREAS, the Issuers, Parent and certain of Parent’s subsidiaries have heretofore executed and delivered an Indenture, dated as of February 17, 2012, as supplemented prior to the date hereof (the “Base Indenture,” as amended and supplemented from time to time, the “Indenture”), providing for the initial issuance by the Issuers of $200.0 million aggregate principal amount of 6.375% senior notes due 2022 (the “Initial Notes”);

WHEREAS, Section 9.01(a)(13) of the Base Indenture provides that the Issuers, the Guarantors and the Trustee may amend or supplement the Base Indenture from time to time without the consent of the Holders (as defined in the Indenture) to provide for the issuance of Additional Notes (as defined in the Indenture) in accordance with the limitations set forth in the Base Indenture;

WHEREAS, all things necessary to make the New Notes (as defined below), when executed by the Issuers and authenticated and delivered by the Trustee and issued upon the terms and subject to the conditions set forth herein and in the Base Indenture against payment therefor, the valid, binding and legal obligations of the Issuers and to make this Eighth Supplemental Indenture a valid, binding and legal agreement of the Issuers and the Guarantors, have been done;

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Issuers and each Guarantor and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

SECTION I

DEFINITIONS

All Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture. The rules of interpretation set forth in the Indenture shall be applied here as if set forth in full herein.

“New Notes” means the $150 million aggregate principal amount of Additional Notes issued under this Eighth Supplemental Indenture in accordance with Section 2.02 of the Base Indenture.

SECTION II

AUTHORIZATION AND ISSUANCE OF ADDITIONAL NOTES

The Issuers will be entitled, upon delivery of an Authentication Order and an Opinion of Counsel, subject to their compliance with Section 4.08 of the Base Indenture, to issue the New Notes under this Eighth Supplemental Indenture which will have identical terms as the Initial Notes, other than with respect to the date of issuance and issue price. The Initial Notes and the New Notes issued will be treated as a single class for all purposes under the Indenture.

SECTION III

EXECUTION AND AUTHENTICATION OF NEW NOTES

The Trustee will, upon receipt of an Authentication Order, authenticate New Notes for issue that may be validly issued under this Eighth Supplemental Indenture. The aggregate principal amount of Notes outstanding at any time may not exceed the aggregate principal amount of Notes authorized for issuance by the Issuers pursuant to one or more Authentication Orders, except as provided in the Base Indenture.

SECTION IV

MISCELLANEOUS PROVISIONS

A. The Trustee makes no undertaking or representation in respect of, and shall not be responsible in any manner whatsoever for and in respect of, the validity or sufficiency of this Eighth Supplemental Indenture or the proper authorization or the due execution hereof by the Issuers or for or in respect of the recitals and statements contained herein, all of which recitals and statements are made solely by the Issuers.

B. On the date hereof, the Indenture shall be supplemented and amended in accordance herewith, and this Eighth Supplemental Indenture shall form part of the Indenture for all purposes, and the Holder of every Note heretofore or hereafter authenticated and delivered under the Indenture shall be bound thereby. The Trustee accepts the trusts created by the Indenture, as amended and supplemented by this Eighth Supplemental Indenture, and agrees to perform the same upon the terms and conditions of the Indenture, as amended and supplemented by this Eighth Supplemental Indenture.

C. This Eighth Supplemental Indenture shall be deemed to be incorporated in, and made a part of, the Indenture. The Indenture, as amended and supplemented by this Eighth Supplemental Indenture, shall be read, taken and construed as one and the same instrument and all the provisions of the Indenture shall remain in full force and effect in accordance with the terms thereof and as amended and supplemented by this Eighth Supplemental Indenture.

D. THIS EIGHTH SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

E. This Eighth Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

2

IN WITNESS WHEREOF, the partries hereto have caused this Eighth Supplemental Indenture to be duly executed and attested, all as of the date first written above.

Very truly yours,

MPT OPERATING PARTNERSHIP, L.P.

BY: MEDICAL PROPERTIES TRUST, LLC, ITS GENERAL PARTNER

BY: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
Name: R. Steven Hamner
Title: Executive Vice President and Chief Financial Officer

MPT FINANCE CORPORATION

By:	/s/ R. Steven Hamner
Name: R. Steven Hamner
Title: President, Secretary and General Manager

MEDICAL PROPERTIES TRUST, INC.

By:	/s/ R. Steven Hamner
Name: R. Steven Hamner
Title: Executive Vice President and Chief Financial Officer

MEDICAL PROPERTIES TRUST, LLC

By: MEDICAL PROPERTIES TRUST, INC.,
ITS SOLE MEMBER

By:	/s/ R. Steven Hamner
Name: R. Steven Hamner
Title: Executive Vice President and Chief Financial Officer

MPT OF VICTORVILLE, LLC MPT OF BUCKS COUNTY, LLC MPT OF BLOOMINGTON, LLC MPT OF COVINGTON, LLC MPT OF DENHAM SPRINGS, LLC MPT OF REDDING, LLC MPT OF CHINO, LLC MPT OF DALLAS LTACH, LLC

[Signature Page to Eighth Supplemental Indenture]

MPT OF PORTLAND, LLC

MPT OF WARM SPRINGS, LLC

MPT OF VICTORIA, LLC

MPT OF LULING, LLC

MPT OF WEST ANAHEIM, LLC

MPT OF LA PALMA, LLC

MPT OF PARADISE VALLEY, LLC

MPT OF SOUTHERN CALIFORNIA, LLC

MPT OF TWELVE OAKS, LLC

MPT OF SHASTA, LLC

MPT OF BOSSIER CITY, LLC

MPT OF WEST VALLEY CITY, LLC

MPT OF IDAHO FALLS, LLC

MPT OF POPLAR BLUFF, LLC

MPT OF BENNETTSVILLE, LLC

MPT OF DETROIT, LLC

MPT OF BRISTOL, LLC

MPT OF NEWINGTON, LLC

MPT OF ENFIELD, LLC

MPT OF PETERSBURG, LLC

MPT OF GARDEN GROVE HOSPITAL, LLC

MPT OF GARDEN GROVE MOB, LLC

MPT OF SAN DIMAS HOSPITAL, LLC

MPT OF SAN DIMAS MOB, LLC

MPT OF CHERAW, LLC

MPT OF FT. LAUDERDALE, LLC.

MPT OF PROVIDENCE, LLC

MPT OF SPRINGFIELD, LLC

MPT OF WARWICK, LLC

MPT OF RICHARDSON, LLC

MPT OF ROUND ROCK, LLC

MPT OF SHENANDOAH, LLC

MPT OF HILLSBORO, LLC

MPT OF FLORENCE, LLC

MPT OF CLEAR LAKE, LLC

MPT OF TOMBALL, LLC

MPT OF GILBERT, LLC

MPT OF CORINTH, LLC

MPT OF BAYONNE, LLC

MPT OF ALVARADO, LLC

MPT OF DESOTO, LLC

MPT OF HAUSMAN, LLC

MPT OF HOBOKEN HOSPITAL, LLC

MPT OF HOBOKEN REAL ESTATE, LLC

MPT OF OVERLOOK PARKWAY, LLC

MPT OF NEW BRAUNFELS, LLC

[Signature Page to Eighth Supplemental Indenture]

MPT OF WESTOVER HILLS, LLC

MPT OF WICHITA, LLC

MPT OF BILLINGS, LLC

MPT OF BOISE, LLC

MPT OF BROWNSVILLE, LLC

MPT OF CASPER, LLC

MPT OF COMAL COUNTY, LLC

MPT OF GREENWOOD, LLC

MPT OF JOHNSTOWN, LLC

MPT OF LAREDO, LLC

MPT OF LAS CRUCES, LLC

MPT OF MESQUITE, LLC

MPT OF POST FALLS, LLC

MPT OF PRESCOTT VALLEY, LLC

MPT OF PROVO, LLC

MPT OF NORTH CYPRESS, LLC

MPT OF LAFAYETTE, LLC

MPT OF INGLEWOOD, LLC

MPT OF RENO, LLC

MPT OF ROXBOROUGH, LLC

MPT OF ALTOONA, LLC

MPT OF HAMMOND, LLC

MPT OF SPARTANBURG, LLC

MPT OF WYANDOTTE COUNTY, LLC

MPT OF LEAVENWORTH, LLC

MPT OF CORPUS CHRISTI, LLC

By: MPT OPERATING PARTNERSHIP, L.P.,

SOLE MEMBER OF EACH OF THE ABOVE

ENTITIES

By: MEDICAL PROPERTIES TRUST, LLC,

ITS GENERAL PARTNER

By: MEDICAL PROPERTIES TRUST, INC., ITS SOLE MEMBER

By: /s/ R. Steven Hamner Name: R. Steven Hamner Title: Executive Vice President and Chief Financial Officer

[Signature Page to Eighth Supplemental Indenture]

MPT OF BUCKS COUNTY, L.P.

By: MPT OF BUCKS COUNTY, LLC,

ITS GENERAL PARTNER

By: MPT OPERATING PARTNERSHIP, L.P.,

ITS SOLE MEMBER

By: MEDICAL PROPERTIES TRUST, LLC,

ITS GENERAL PARTNER

By: MEDICAL PROPERTIES TRUST, INC.,

ITS SOLE MEMBER

MPT OF DALLAS LTACH, L.P.

By: MPT OF DALLAS LTACH, LLC,

ITS GENERAL PARTNER

By: MPT OPERATING PARTNERSHIP, L.P.,

ITS SOLE MEMBER

By: MEDICAL PROPERTIES TRUST, LLC,

ITS GENERAL PARTNER

By: MEDICAL PROPERTIES TRUST, INC.,

ITS SOLE MEMBER

MPT OF WARM SPRINGS, L.P.

By: MPT OF WARM SPRINGS, LLC,

ITS GENERAL PARTNER

By: MPT OPERATING PARTNERSHIP, L.P.,

ITS SOLE MEMBER

By: MEDICAL PROPERTIES TRUST, LLC,

ITS GENERAL PARTNER

By: MEDICAL PROPERTIES TRUST, INC.,

ITS SOLE MEMBER

[Signature Page to Eighth Supplemental Indenture]

MPT OF VICTORIA, L.P.

By: MPT OF VICTORIA, LLC,

ITS GENERAL PARTNER

By: MPT OPERATING PARTNERSHIP, L.P.,

ITS SOLE MEMBER

By: MEDICAL PROPERTIES TRUST, LLC,

ITS GENERAL PARTNER

By: MEDICAL PROPERTIES TRUST, INC.,

ITS SOLE MEMBER

MPT OF LULING, L.P.

By: MPT OF LULING, LLC,

ITS GENERAL PARTNER

By: MPT OPERATING PARTNERSHIP, L.P.,

ITS SOLE MEMBER

By: MEDICAL PROPERTIES TRUST, LLC,

ITS GENERAL PARTNER

By: MEDICAL PROPERTIES TRUST, INC.,

ITS SOLE MEMBER

MPT OF WEST ANAHEIM, L.P.

By: MPT OF WEST ANAHEIM, LLC,

ITS GENERAL PARTNER

By: MPT OPERATING PARTNERSHIP, L.P.,

ITS SOLE MEMBER

By: MEDICAL PROPERTIES TRUST, LLC,

ITS GENERAL PARTNER

By: MEDICAL PROPERTIES TRUST, INC.,

ITS SOLE MEMBER

[Signature Page to Eighth Supplemental Indenture]

MPT OF LA PALMA, L.P.

By: MPT OF LA PALMA, LLC,

ITS GENERAL PARTNER

By: MPT OPERATING PARTNERSHIP, L.P.,

ITS SOLE MEMBER

By: MEDICAL PROPERTIES TRUST, LLC,

ITS GENERAL PARTNER

By: MEDICAL PROPERTIES TRUST, INC.,

ITS SOLE MEMBER

MPT OF PARADISE VALLEY, L.P.

By: MPT OF PARADISE VALLEY, LLC,

ITS GENERAL PARTNER

By: MPT OPERATING PARTNERSHIP, L.P.,

ITS SOLE MEMBER

By: MEDICAL PROPERTIES TRUST, LLC,

ITS GENERAL PARTNER

By: MEDICAL PROPERTIES TRUST, INC.,

ITS SOLE MEMBER

MPT OF SOUTHERN CALIFORNIA, L.P.

By: MPT OF SOUTHERN CALIFORNIA, LLC,

ITS GENERAL PARTNER

By: MPT OPERATING PARTNERSHIP, L.P.,

ITS SOLE MEMBER

By: MEDICAL PROPERTIES TRUST, LLC,

ITS GENERAL PARTNER

By: MEDICAL PROPERTIES TRUST, INC.,

ITS SOLE MEMBER

[Signature Page to Eighth Supplemental Indenture]

MPT OF TWELVE OAKS, L.P.

By: MPT OF TWELVE OAKS, LLC,

ITS GENERAL PARTNER

By: MPT OPERATING PARTNERSHIP, L.P.,

ITS SOLE MEMBER

By: MEDICAL PROPERTIES TRUST, LLC,

ITS GENERAL PARTNER

By: MEDICAL PROPERTIES TRUST, INC.,

ITS SOLE MEMBER

MPT OF SHASTA, L.P.

By: MPT OF SHASTA, LLC,

ITS GENERAL PARTNER

By: MPT OPERATING PARTNERSHIP, L.P.,

ITS SOLE MEMBER

By: MEDICAL PROPERTIES TRUST, LLC,

ITS GENERAL PARTNER

By: MEDICAL PROPERTIES TRUST, INC.,

ITS SOLE MEMBER

MPT OF GARDEN GROVE HOSPITAL, L.P.

By: MPT OF GARDEN GROVE HOSPITAL, LLC,

ITS GENERAL PARTNER

By: MPT OPERATING PARTNERSHIP, L.P.,

ITS SOLE MEMBER

By: MEDICAL PROPERTIES TRUST, LLC,

ITS GENERAL PARTNER

By: MEDICAL PROPERTIES TRUST, INC.,

ITS SOLE MEMBER

[Signature Page to Eighth Supplemental Indenture]

MPT OF GARDEN GROVE MOB, L.P.

By: MPT OF GARDEN GROVE MOB, LLC,

ITS GENERAL PARTNER

By: MPT OPERATING PARTNERSHIP, L.P.,

ITS SOLE MEMBER

By: MEDICAL PROPERTIES TRUST, LLC,

ITS GENERAL PARTNER

By: MEDICAL PROPERTIES TRUST, INC.,

ITS SOLE MEMBER

MPT OF SAN DIMAS HOSPITAL, L.P.

By: MPT OF SAN DIMAS HOSPITAL, LLC,

ITS GENERAL PARTNER

By: MPT OPERATING PARTNERSHIP, L.P.,

ITS SOLE MEMBER

By: MEDICAL PROPERTIES TRUST, LLC,

ITS GENERAL PARTNER

By: MEDICAL PROPERTIES TRUST, INC.,

ITS SOLE MEMBER

MPT OF SAN DIMAS MOB, L.P.

By: MPT OF SAN DIMAS MOB, LLC,

ITS GENERAL PARTNER

By: MPT OPERATING PARTNERSHIP, L.P.,

ITS SOLE MEMBER

By: MEDICAL PROPERTIES TRUST, LLC,

ITS GENERAL PARTNER

By: MEDICAL PROPERTIES TRUST, INC.,

ITS SOLE MEMBER

[Signature Page to Eighth Supplemental Indenture]

MPT OF RICHARDSON, L.P.

By: MPT OF RICHARDSON, LLC,

ITS GENERAL PARTNER

By: MPT OPERATING PARTNERSHIP, L.P.,

ITS SOLE MEMBER

By: MEDICAL PROPERTIES TRUST, LLC,

ITS GENERAL PARTNER

By: MEDICAL PROPERTIES TRUST, INC.,

ITS SOLE MEMBER

MPT OF ROUND ROCK, L.P.

By: MPT OF ROUND ROCK, LLC,

ITS GENERAL PARTNER

By: MPT OPERATING PARTNERSHIP, L.P.,

ITS SOLE MEMBER

By: MEDICAL PROPERTIES TRUST, LLC,

ITS GENERAL PARTNER

By: MEDICAL PROPERTIES TRUST, INC.,

ITS SOLE MEMBER

MPT OF SHENANDOAH, L.P.

By: MPT OF SHENANDOAH, LLC,

ITS GENERAL PARTNER

By: MPT OPERATING PARTNERSHIP, L.P.,

ITS SOLE MEMBER

By: MEDICAL PROPERTIES TRUST, LLC,

ITS GENERAL PARTNER

By: MEDICAL PROPERTIES TRUST, INC.,

ITS SOLE MEMBER

[Signature Page to Eighth Supplemental Indenture]

MPT OF HILLSBORO, L.P.

By: MPT OF HILLSBORO, LLC,

ITS GENERAL PARTNER

By: MPT OPERATING PARTNERSHIP, L.P.,

ITS SOLE MEMBER

By: MEDICAL PROPERTIES TRUST, LLC,

ITS GENERAL PARTNER

By: MEDICAL PROPERTIES TRUST, INC.,

ITS SOLE MEMBER

MPT OF CLEAR LAKE, L.P.

By: MPT OF CLEAR LAKE, LLC,

ITS GENERAL PARTNER

By: MPT OPERATING PARTNERSHIP, L.P.,

ITS SOLE MEMBER

By: MEDICAL PROPERTIES TRUST, LLC,

ITS GENERAL PARTNER

By: MEDICAL PROPERTIES TRUST, INC.,

ITS SOLE MEMBER

MPT OF TOMBALL, L.P.

By: MPT OF TOMBALL, LLC,

ITS GENERAL PARTNER

By: MPT OPERATING PARTNERSHIP, L.P.,

ITS SOLE MEMBER

By: MEDICAL PROPERTIES TRUST, LLC,

ITS GENERAL PARTNER

By: MEDICAL PROPERTIES TRUST, INC.,

ITS SOLE MEMBER

[Signature Page to Eighth Supplemental Indenture]

MPT OF CORINTH, L.P.

By: MPT OF CORINTH, LLC,

ITS GENERAL PARTNER

By: MPT OPERATING PARTNERSHIP, L.P.,

ITS SOLE MEMBER

By: MEDICAL PROPERTIES TRUST, LLC,

ITS GENERAL PARTNER

By: MEDICAL PROPERTIES TRUST, INC.,

ITS SOLE MEMBER

MPT OF ALVARADO, L.P.

By: MPT OF ALVARADO, LLC,

ITS GENERAL PARTNER

By: MPT OPERATING PARTNERSHIP, L.P.,

ITS SOLE MEMBER

By: MEDICAL PROPERTIES TRUST, LLC,

ITS GENERAL PARTNER

By: MEDICAL PROPERTIES TRUST, INC.,

ITS SOLE MEMBER

MPT OF DESOTO, L.P.

By: MPT OF DESOTO, LLC,

ITS GENERAL PARTNER

By: MPT OPERATING PARTNERSHIP, L.P.,

ITS SOLE MEMBER

By: MEDICAL PROPERTIES TRUST, LLC,

ITS GENERAL PARTNER

By: MEDICAL PROPERTIES TRUST, INC.,

ITS SOLE MEMBER

[Signature Page to Eighth Supplemental Indenture]

MPT OF MOUNTAIN VIEW LLC

By: MPT OF IDAHO FALLS, LLC,

ITS SOLE MEMBER

By: MPT OPERATING PARTNERSHIP, L.P.,

ITS SOLE MEMBER

By: MEDICAL PROPERTIES TRUST, LLC,

ITS GENERAL PARTNER

By: MEDICAL PROPERTIES TRUST, INC.,

ITS SOLE MEMBER

WICHITA HEALTH ASSOCIATES LIMITED PARTNERSHIP

By: MPT OF WICHITA, LLC,

ITS GENERAL PARTNER

By: MPT OPERATING PARTNERSHIP, L.P.,

ITS SOLE MEMBER

By: MEDICAL PROPERTIES TRUST, LLC,

ITS GENERAL PARTNER

By: MEDICAL PROPERTIES TRUST, INC.,

ITS SOLE MEMBER

MPT OF NORTH CYPRESS, L.P.

By: MPT OF NORTH CYPRESS, LLC,

ITS GENERAL PARTNER

By: MPT OPERATING PARTNERSHIP, L.P.,

ITS SOLE MEMBER

By: MEDICAL PROPERTIES, LLC,

ITS GENERAL PARTNER

By: MEDICAL PROPERTIES TRUST, INC.,

ITS SOLE MEMBER

[Signature Page to Eighth Supplemental Indenture]

MPT OF INGLEWOOD, L.P.

By: MPT OF INGLEWOOD, LLC,

ITS GENERAL PARTNER

By: MPT OPERATING PARTNERSHIP, L.P.,

ITS SOLE MEMBER

By: MEDICAL PROPERTIES, LLC,

ITS GENERAL PARTNER

By: MEDICAL PROPERTIES TRUST, INC.,

ITS SOLE MEMBER

MPT OF ROXBOROUGH, L.P.

By: MPT OF ROXBOROUGH, LLC,

ITS GENERAL PARTNER

By: MPT OPERATING PARTNERSHIP, L.P.,

ITS SOLE MEMBER

By: MEDICAL PROPERTIES, LLC,

ITS GENERAL PARTNER

By: MEDICAL PROPERTIES TRUST, INC.,

ITS SOLE MEMBER

By: /s/ R. Steven Hamner

      Name: R. Steven Hamner

      Title: Executive Vice President and

                Chief Financial Officer

[Signature Page to Eighth Supplemental Indenture]

TRUSTEE:

WILMINGTON TRUST, NATIONAL ASSOCIATION,

as Trustee,

By: /s/ Michael H. Wass

      Name: Michael H. Wass

      Title: Assistant Vice President

[Signature Page to Eighth Supplemental Indenture]